UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 Current Report
                                   Pursuant to
                             Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): September 2, 2004


                         ALLMERICA FINANCIAL CORPORATION
                         -------------------------------
             (Exact name of Registrant as specified in its charter)


    Delaware                           1-13754                  04-3263626
 --------------                  -------------------         -----------------
(State or other jurisdic-      (Commission File Number)     (I.R.S. Employer
 tion of incorporation)                                      Identification No.)



               440 Lincoln Street, Worcester, Massachusetts 01653
               --------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (508) 855-1000
                                 --------------
              (Registrant's telephone number, including area code)

Item 7.01.  Regulation FD Disclosure

On September 2, 2004, Allmerica Financial Corporation announced that it has increased its estimate of pre-tax catastrophe losses from Hurricane Charley by $10 million following additional inspections of the damaged properties and more complete information provided by policyholders. The Company expects to incur approximately $40 million in pre-tax catastrophe losses related to Hurricane Charley. The anticipated charges will be reflected in the Company's third quarter results. The press release is furnished as Exhibit 99.1 hereto.



Item 9.01.  Financial Statements and Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits.


The following exhibit is furnished herewith.

     Exhibit 99.1 Press Release dated September 2, 2004, announcing an increased estimate of pre-tax catastrophe losses related to Hurricane Charley.

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


SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      Allmerica Financial Corporation
                                      -------------------------------
                                      Registrant



                              By:     /s/ Edward J. Parry III
                                      -----------------------
                                      Edward J. Parry III
                                      Chief Financial Officer,
                                      Executive Vice President,
                                      Principal Accounting Officer and Director





Date: September 2, 2004





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

Exhibit Index

     Exhibit 99.1 Press Release, dated September 2, 2004, announcing an increased estimate of pre-tax catastrophe losses related to Hurricane Charley.



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